                       [ARTHUR ANDERSEN LLP LETTER HEAD]




                                                                    EXHIBIT 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 3, 1998, included in K N Energy, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this Registration Statement.


                                         /s/ Arthur Andersen LLP


Denver, Colorado

October 7, 1998.